UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 March 24, 2000
                                 --------------
                                (Date of Report)

                               Claimsnet.com inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     001-14665                  75-2649230
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

          12801 N. Central Expressway, Suite 1515, Dallas, Texas 75243
          ------------------------------------------------------------
                    (Address of principal executive offices)

                                 (972) 458-1701
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events.

      Attached hereto as Exhibit 99.1 is a press release, dated March 23, 2000, of the Registrant. This Current Report on Form 8-K contains forward-looking statements that reflect management's goals, objectives and expectations. These statements relate to, among other things, benefits to be realized from the transaction described above and its pro forma financial impact. Achievement of the expressed goals, objectives and expectations is subject to certain risks and uncertainties that could cause actual results to differ materially from those goals, objectives or expectations. Important factors that may cause such differences include, but are not limited to, the Company's limited operating history and need to generate revenues, the substantial competition in the Company's market, the effect of substantial and changing government regulation, possible systems interruptions, and a failure to attract and retain key employees and risks related to intellectual property. Such forward-looking statements speak only as of the date on which such statements were made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made to reflect the occurrence of unanticipated events. Additional discussions of the risks faced by the Company are contained in Registration Statement on Form S-1 under the Securities Act of 1933, as amended (Registration No. 333-72687) and its Annual Report on Form 10-K.

Item 7. Exhibits.

      99.1 Text of Claimsnet.com inc. press release, dated March 23, 2000

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2000

                                      CLAIMSNET.COM INC.


                                      By: /s/ Bo W. Lycke
                                         ---------------------------------------
                                          Bo W. Lycke
                                          Chairman of the Board of Directors,
                                          President, and Chief Executive Officer